As filed with the Securities and Exchange Commission on April 30, 2003.

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement                                       |_|    Confidential, for Use of
|X|  Definitive Proxy Statement                                               the Commission Only (as
|_|  Definitive Additional Materials                                          permitted by Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PROGRAMMER'S PARADISE, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

|X|  No fee  required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------


                            TO BE HELD JUNE 24, 2003

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders ("the Meeting") of Programmer's Paradise, Inc. (the "Company") will be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, on June 24, 2003 at 10:00 AM, local time, for the following purposes:

         1. To elect a Board of six Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

         2.   To  consider  and take  action  upon  such  other  matters  as may
              properly   come  before  the  Meeting  and  any   adjournment   or
              postponement thereof.

The close of business on April 28, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. Commencing 10 days prior to the Meeting, a complete list of stockholders will be open to the examination of any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the Company's headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey. The transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested to fill in, sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is enclosed herewith.

                                        By Order of the Board of Directors,



                                        William H. Willett,
                                        Chairman and Chief Executive Officer
April 30, 2003

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                                 PROXY STATEMENT
                                 ---------------


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Programmer's Paradise, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders ("the Meeting") to be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, on June 24, 2003 at 10:00 AM, local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company at the above-stated address or by giving a later dated proxy. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the Meeting.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is April 30, 2003.

VOTING SECURITIES

Only holders of shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), of record at the close of business on April 28, 2003 are entitled to vote at the Meeting. On April 28, 2003 (the "Record Date"), 3,745,205 shares of Common Stock were issued and outstanding. In addition, on that date, 1,485,045 shares were held in Treasury by the Company and deemed issued but not outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. A majority in interest of the outstanding Common Stock represented at the Meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote is necessary to elect the nominees for election as Directors. Accordingly, shares not voted in the election of Directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for Director. For all other matters, if any, submitted to stockholders at the
Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

If the enclosed proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of each of the nominees set forth under the caption
"Election of Directors" and in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Meeting.

Your vote is important. Accordingly, you are urged to fill in, sign, date and return the accompanying proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 15, 2003 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the Directors and executive officers of the Company and (iii) all Directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                            Number of shares
                   Name                    beneficially owned       Percent
                   ----                    ------------------       -------

             Mark T. Boyer (1)                       824,462         21.8%
          William H. Willett (2)                     244,908          6.1%
             Edwin Morgens (3)                       187,046          4.9%
            Simon F. Nynens (4)                      100,000          2.6%
           Jeffrey Largiader (5)                      80,000          2.1%
         F. Duffield Meyercord (6)                    45,000          1.2%
          Allan D. Weingarten (6)                     35,750             *
            James W. Sight (7)                        29,062             *
   All Directors and executive officers
           as a group (9 persons)                  1,561,228         36.1%

     ROI Capital Management, Inc. (8)                817,900         21.7%
    Dimensional Fund Advisors, Inc. (9)              347,300          9.2%

* Less than 1%.

To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has "beneficial ownership" with respect to the shares set forth opposite such person's name. Unless otherwise noted below, the information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

The address for each Director and executive officer of the Company is c/o Programmer's Paradise, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

(1) Beneficial ownership information is based upon information provided by ROI Capital Management, Inc. and Mr. Boyer. By virtue of Mr. Boyer's ownership interest in ROI Capital Management, Mr. Boyer may be deemed to beneficially own the 817,900 shares beneficially owned by ROI Capital Management. See footnote 8 below. Mr. Boyer beneficially owns directly 54,262 shares. Includes 6,562 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(2) Includes 218,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(3) Includes 36,439 shares of Common Stock held by a trust for the benefit of Mr. Morgens' daughter, with respect to which Mr. Morgens disclaims beneficial ownership. Includes 33,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(4) Includes 100,000 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(5) Includes 62,500 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(6) Includes 33,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(7) Includes 6,562 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2003.

(8) The address for ROI Capital Management, Inc. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. Beneficial ownership information is based upon information set forth in ROI Capital Management's Schedule 13D filed on January 15, 2003.

(9) The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Beneficial ownership information is based upon information set forth in Dimensional Fund Advisors' Schedule 13G/A filed on February 13, 2003.

ELECTION OF DIRECTORS

At the Meeting, six Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying proxy will be voted for the election as Directors of the nominees listed below, all of whom are currently Directors of the Company, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

Set forth below is certain information, as of April 15, 2003, with respect to each nominee:

                                                                                                           Director
  Name              Age     Principal Occupation                                                           Since
  ----              ---     --------------------                                                           --------

William H.           66     Mr.  Willett has served as a Director of the Company since  December  1996.    December
Willett                     In July 1998,  Mr.  Willett was  appointed  to the  position  of  Chairman,      1996
                            President  and Chief  Executive  Officer.  Prior to joining the Company and since 1994,  Mr. Willett was the President and Chief  Operating  Officer of
                            Colorado Prime Foods, located in New York.

F. Duffield          56     Mr.  Meyercord has served as a Director of the Company since December 1991.    December
Meyercord                   Mr.  Meyercord  is  a  Managing  Partner  and  a  Director  of  Carl  Marks      1991
                            Consulting  Group,  LLC in New York.  He is also the Managing  Director and
                            founder  of  Meyercord  Advisors,   Inc.  and  a  partner  and  founder  of
                            Venturtech  Management Inc., an affiliate of the Venturtech  Group, both of which are management  consulting firms. Mr. Meyercord currently serves as a
                            Director of the Peapack Gladstone Bank.

Edwin H. Morgens     61     Mr.  Morgens  was a founder of the  Company and has served as a Director of    May 1982
                            the Company  since May 1982.  Mr.  Morgens is and has been the Chairman and co-founder of Morgens, Waterfall,  Vintiadis & Co. Inc., an investment firm in New  York,  New York  since  1968.  Mr.  Morgens  currently  serves as a
                            Director of two other public companies: TransMontaigne Oil Company.

Allan D.             65     Mr.  Weingarten  has served as a Director of the Company  since April 1997.   April 1997
Weingarten                  Since   January   2001,   Mr.   Weingarten   has  been  the   Senior   Vice
                            President and Treasurer of U.S. Industries,  Inc. Mr. Weingarten also currently  serves as a Director  of AXS-One,  Inc.  Prior to this Mr.
                            Weingarten was a business consultant.


                                                                                                           Director
  Name              Age     Principal Occupation                                                           Since
  ----              ---     --------------------                                                           --------

James W. Sight       47     Mr.  Sight was  appointed to the Board in April 2001.  Mr. Sight  currently   April 2001
                            serves  as a  Director  of one  other  public  company:  Westmoreland  Coal
                            Company.  Prior to this Mr.  Sight was a  Director  for US Home  Corp.  and
                            Nevada  Chemical.  until he  retired  from  these  Boards in 2000 and 2001, respectively.

Mark T. Boyer        45     Mr. Boyer was  appointed  to the Board in April 2001.  Mr. Boyer is and has   April 2001
                            been the  President  and a Director of ROI Capital  Management in Larkspur,
                            CA since 1992.  Prior to that Mr. Boyer was general  partner and  portfolio manager with Volpe, Welty & Company, in San Francisco, CA.

All Directors hold office until the next annual meeting of stockholders and until their successors are duly elected. Officers are elected to serve, subject to the discretion of the Board of Directors. There are no family relationships among any of the Directors or executive officers of the Company.

The Board of Directors held six meetings during the last fiscal year. None of the Directors who were in office in the year 2002 attended fewer than 75% of the number of meetings of the Board of Directors or any committee of which he is a member, held in 2002 during the period in which he was a Director or a committee member, as applicable. The Compensation Committee, presently consisting of Messrs. Meyercord, Weingarten and Morgens, reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's employees, Directors and consultants. The Compensation Committee held one meeting during the last fiscal year.

The Audit Committee, consisting of Messrs. Meyercord, Weingarten and Morgens, meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. All of the members of the Audit Committee are "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee held four meetings during the last fiscal year. There is no nominating committee of the Board of Directors.

The Directors of the Company receive a fee of $1,000 per quarter and $500 per meeting for their services and are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings. In April 1995, the Company adopted the 1995 Non-Employee Director Plan pursuant to which the Company's non-employee Directors received automatic grants of options to purchase shares of Common Stock. See "Stock Option Plans -1995 Non-Employee Director Plan."

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's officers and Directors and holders of more than ten percent of the Company's outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely upon a review of such forms, or on written representations from certain reporting persons that no reports were required for such persons, the Company believes that during 2002 all required events of its officers, Directors and 10% stockholders required to be so reported, have been timely filed.

EXECUTIVE COMPENSATION

The following table sets forth, for the last three completed fiscal years, a summary of the annual and long-term compensation for services in all capacities of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 and who were serving as such as of December 31, 2002 (the "Named Executive Officers").


                                             Summary Compensation Table
                                                                               Long-Term
                                      Annual Compensation Awards              Compensation
                                  ------------------------------------   -----------------------
                                   Fiscal                                      Securities
                                    Year                                       Underlying            All Other
Name and Position                  ended     Salary          Bonus            Options (#)         Compensation (1)
-----------------                  -----     ------          -----            -----------         ----------------
William H. Willett, President and   2002       $225,000            $0           200,000(2)                $21,099
Chief Executive Officer             2001        225,000             0                 0                    19,651
                                    2000        225,000       100,000                 0                    22,381

Simon Nynens, Vice President        2002        140,000        31,475           100,000(2)                  4,826
 And Chief Financial Officer        2001        181,732             0            45,000(3)                  3,556
                                    2000        140,000        49,000             5,000(4)                      0

John Lore, Vice President           2002        145,000             0                 0                     4,982
and Chief Information Officer *     2001        145,000             0                 0                     5,070
                                    2000         45,080(5)     10,000            25,000(6)                  1,998

Jeffrey Largiader, Vice President   2002        140,000        31,475            55,000(2)                  4,517
Marketing                           2001        137,750             0                 0                     4,578
                                    2000        129,374             0                 0                     3,929

Darren Bethke, Director of          2002         83,334 (7)         0            20,000(2)                  2,106
Sales **                            2001              0             0                 0                         0
                                    2000              0             0                 0                         0

* Mr. John Lore served as Vice President and Chief Information Officer until January 3, 2003.

**     Mr. Bethke served as Director of Sales until April 1, 2003.

1) Represents (i) matching contributions paid by the Company to such executive's account under the Company's 401(k) Savings Plan and (ii) premiums paid by the Company in respect of term life insurance for the benefit of such executive. For Mr. Willett, this also includes the estimated annual value of vehicles and related maintenance benefits provided to Mr. Willett in all years presented.

2) Represents options to purchase Common Stock with an exercise price of $2.13 per share, vesting immediately.

3) Represents options to purchase Common Stock with an exercise price of $5.81 per share, vesting in equal annual installments over a five-year period. Mr. Nynens surrendered these options for cancellation on February 28, 2002.

4) Represents options to purchase Common Stock with an exercise price of $9.75 per share, vesting in equal annual installments over a five-year period. Mr. Nynens surrendered these options for cancellation on February 28, 2002.

5) The Company hired Mr. Lore in September 2000. Represents the portion of his salary of $145,000 paid in 2000 after such date.

6) Represents options to purchase Common Stock with an exercise price of $3.50 per share, vesting in equal annual installments over a five-year period.

7) The Company hired Mr. Bethke in May 2002. Represents the portion of his salary of $130,000 paid in 2002 after such date.

EMPLOYEE BENEFIT PLANS

The Company provides all employees, including executive officers, with group medical, dental and disability insurance on a non-discriminatory basis. Employees are required to contribute 20% of the premium costs of such policies. The Company has a 401(k) savings and investment plan intended to qualify under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for its domestic employees, which permits employee salary reductions for tax-deferred savings purposes pursuant to Section 401(k) of the Code. The Company matches 50% of domestic employee contributions up to the first 6% of compensation. The Company's total contributions for 2002 were approximately $73,000.

The Company maintains a performance bonus plan for its senior executives which provides for a bonus of up to 25% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved and also provides for additional incentive bonuses based upon pre-established metrics (the "Performance Bonus Plan"). The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target (the "over target bonus"). Subject to approval by its Board of Directors, the Company anticipates that a similar type bonus plan will continue in effect for 2003 and subsequent fiscal years and that bonuses under this plan in the 2003 fiscal year and thereafter will be based on the Company meeting or exceeding profitability targets established by the Compensation Committee.

STOCK OPTION PLANS

1986 Stock Option Plan. The Company's 1986 Stock Option Plan (the "1986 Option Plan") expired in accordance with its terms in March 1996. Pursuant to the 1986 Option Plan "incentive stock options" ("ISO" or "ISOs") to purchase shares of Common Stock were granted to officers and other key employees (some of whom are also Directors) of the Company. Additionally, Directors of the Company were granted non-qualified options pursuant to the 1986 Option Plan.

A total of 7,500 shares of Common Stock are presently subject to outstanding options under the 1986 Option Plan, at an exercise price of $0.67 per share. Due to its expiration and termination, no additional options may be granted under the 1986 Option Plan.

1995 Stock Plan. The purpose of the Company's 1995 Stock Plan (the "1995 Stock Plan") is to provide incentives to officers, Directors, employees and consultants of the Company. Under the 1995 Stock Plan, officers and employees of the Company and any present or future subsidiary are provided with opportunities to purchase shares of Common Stock of the Company pursuant to options which may qualify as ISOs, or which do not qualify as ISOs ("Non-Qualified Options") and, in addition, such persons may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and Purchases are referred to hereafter collectively as "Stock Rights." The 1995 Stock Plan contains terms and conditions relating to ISOs necessary to comply with the provisions of Section 422 of the Code.

The 1995 Stock Plan currently authorizes the grant of Stock Rights to acquire up to 1,137,500 shares of Common Stock. A total of 433,750 shares of Common Stock are presently subject to outstanding Options under the 1995 Stock Plan at exercise prices ranging from $2.01 to $8.375 per share. Unless sooner terminated, the 1995 Stock Plan will terminate on April 21, 2005.

The 1995 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options.

However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any present or future subsidiary, the ISO expires no more than five years from its date of grant.

1995 Non-Employee Director Plan. The purpose of the Company's 1995 Non-Employee Director Plan (the "1995 Director Plan") is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors ("Outside Directors"). The 1995 Director Plan authorizes the grant of options for up to 187,500 shares of Common Stock and provides for automatic grants of nonqualified stock options to Outside Directors. Under the 1995 Option Plan, each current Outside Director has received, and each Outside Director who first joins the Board after April 1995 will automatically receive at that time, options to purchase 18,750 shares of Common Stock. The 174,375 options granted to Outside Directors have exercise prices ranging from approximately $2.13 to $7.50. All options granted to Outside Directors have an exercise price equal to 100% of the fair market value on the date of grant. The 1995 Director Plan requires that options granted there under will expire on the date, which is ten years from the date of grant. Each option granted under the 1995 Director Plan becomes exercisable over a five-year period, and vests in an installment of 20% of the total option grant upon the expiration of one year from the date of the option grant, and thereafter vests in equal quarterly installments of 5%.

TOTAL OPTIONS EXERCISED IN 2002 AND YEAR-END VALUES

This table gives information for options exercised by each of the Named Executive Officers in 2002 and the value (stock price less exercise price) of the remaining options held by those executive officers at year-end, using the closing price of $1.97 of the Company's common stock on December 31, 2002.

                                                         Number of Securities             Value of Unexercised
                         Shares                         Underlying Unexercised            In-The Money Options
                        acquired                      Options at Fiscal Year-End           at Fiscal Year-End
                           on           Value
         Name         Exercise (#)  Realized ($)     Exercisable     Unexercisable    Exercisable    Unexercisable
         ----         ------------  ------------     -----------     -------------    -----------    -------------
William Willett             0            $0            218,750               0              $0             $0
Simon Nynens                0            $0            100,000               0              $0             $0
John Lore                   0            $0             10,000          15,000              $0             $0
Jeffrey Largiader           0            $0             62,500               0          $9,750             $0
Darren Bethke               0            $0             20,000               0              $0             $0



OPTION GRANTS IN 2002

This table shows all options to purchase the Company's common stock granted to each of our Named Executive Officers in 2002 and the potential value of such grants at stock price appreciation rates of 0%, 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in the Company's stock price.


                                            Individual Grants                          Potential Realizable Value at
                        Number of       % of Total                                        Assumed Annual Rate of
                        Securities        Options        Exercise                      Stock Price Appreciation for
                        Underlying      Granted to        Price                               Option Term (4)
                         Options       Employees in     Per Share      Expiration
        Name           Granted (1)    Fiscal Year (2)   ($/Sh) (3)      Date (4)            5% ($)          10% ($)
        ----           -----------    ---------------   ----------      --------            ------          -------
William Willett           200,000          45.91%          2.13        9/10/2012           261,394          668,559
Simon Nynens              100,000          22.96%          2.13        9/10/2012           130,697          334,280
John Lore                   5,000           1.15%          2.13        9/10/2012             6,535           16,714
Jeffrey Largiader          55,000          12.63%          2.13        9/10/2012            71,883          183,854
Darren Bethke              20,000           4.64%          2.13        9/10/2012            26,139           66,856


(1) Option grants consisted of grants that are fully exercisable on the date of grant, September 9, 2002.

(2) Based on a total of 430,625 options granted to employees and Directors of the Company in fiscal 2000, including the Named Executive Officers.

(3) The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.

(4) The options granted have a term of ten years and one day, subject to earlier termination upon the occurrence of certain events related to termination of employment.

(5) The potential realizable value is calculated based upon the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information, as of December 31, 2002, regarding securities authorized for issuance upon the exercise of stock options and stock units under all of the Company's equity compensation plans.


                                                            A                       B                    C


                                                                                                Number of Securities
                                                                                                Remaining Available
                                                                                                for Future Issuance
                                                   Number of Securities          Weighted           Under Equity
                                                            to                   Average         Compensation Plans
                                                       be Issued Upon            Exercise           (Excluding
                                                          Exercise               Price of            Securities
                                                       of Outstanding          Outstanding       Reflected in Column
                  Plan Category                            Options               Options                  A)
-------------------------------------------------- ------------------------- ----------------- ----------------------

         Equity Compensation Plans Approved by
                  Shareholders                                      633,250              2.96                 666,843

      Equity Compensation Plans Not Approved by
                Shareholders (1)                                     50,000              2.39               -
                                                   ------------------------- ----------------- -----------------------

                        Total                                       683,250              2.92                 666,843
                                                   ------------------------- ----------------- -----------------------


1) Included 50,000 Stock appreciation rights granted to Mr. Willett as part of his employment agreement. If there shall be a change in control, as defined in Mr. Willett's employment agreement, prior to the termination of the employment period, the Company will be required to pay to Mr. Willett a bonus equal to the amount, if any, by which the value per share received by shareholders exceeds the exercise price of the stock appreciation rights.

EMPLOYMENT AND SEVERANCE AGREEMENTS

Each of the Named Executive Officers has entered into an agreement that includes a covenant not-to-compete and a confidentiality provision. The covenant not-to-compete prohibits the executive for a period of one year after termination from engaging in a competing business. Such covenant also prohibits the executive from directly or indirectly soliciting the Company's customers or employees.

The Company entered into an employment agreement with Mr. Willett in July 1998, which provides for a base salary of $225,000 per year. The agreement expires on January 15, 2004, subject to automatic renewals for twelve-month periods unless either party provides ninety-day advance notice.

The agreement includes the grant of certain stock options, an automobile allowance and participation in the

Company's benefit plans. The agreement also provides a performance bonus tied to stock price. Mr. Willett has the right to terminate his employment at any time on not less than 90 days prior written notice.


The Company has the right to terminate Mr. Willett's employment with or without "cause" (as defined in the employment agreement), without prior written notice.

In the event that Mr. Willett's employment is terminated without cause or by the rendering of a non-renewal notification, he is entitled to receive severance payments equal to twelve months salary, immediate vesting of all outstanding stock awards and a pro-rata performance bonus based upon stock price up to the date of separation. Additionally, in the event that a change of control of the Company occurs (as described in the employment agreement), Mr. Willett's outstanding stock awards become immediately vested and he is entitled to the pro-rata performance bonus based upon stock price at the date of such change in control.

The Company has entered into letter agreements with Mr. Nynens, Mr. Lore and Mr. Bethke. Mr. Nynens and Mr. Lore are entitled to severance payments for nine months at the then applicable annual base salary if the Company terminates their employment for any reason other than for cause. Mr. Bethke is entitled to severance payments for six months at the then applicable annual base salary if the Company terminates his employment for any reason other than for cause. Mr. Bethke and Mr. Lore are no longer employed by the Company and are currently receiving severance payments in accordance with their respective letter agreements.

CERTAIN TRANSACTIONS

The Company has adopted a policy whereby all transactions between the Company and its principal officers, Directors and affiliates must be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Edwin H. Morgens, F. Duffield Meyercord and Allan Weingarten served as members of the Compensation Committee during the last completed fiscal year. None of Messrs. Morgens, Meyercord and Weingarten (i) was, during the last completed fiscal year, an officer or employee of the Company or any of its subsidiaries,
(ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under any paragraph of
Item 404 of Regulation S-K which has not been already disclosed.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

In evaluating the reasonableness of compensation paid to the Company's executive officers, the Compensation Committee takes into account, among other factors, how compensation compares to compensation paid by competing companies, individual contributions and the Company's performance. Base salary is determined based upon individual performance, competitive compensation trends and a review of salaries for like jobs at similar companies.


The Company also maintains the Performance Bonus Plan for its senior executives which provides for a bonus of up to 25% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved. The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target. For a further discussion of the Performance Bonus Plan see the discussion under "Employee Benefit Plans."

It is the Company's policy that the compensation of executive officers also be based, in part, on the grant of stock options as an incentive to enhance the Company's performance. Stock options are granted based upon a review of such executive's responsibilities and relative position in the Company, such executive's overall job performance and such executive's existing stock option position. In 2002, 380,000 options at an exercise price of $2.13 were granted to the Named Executive Officers.

The compensation of the Company's Chief Executive Officer in 2002 consisted of a base salary, an automobile allowance and stock options. The total compensation package was established considering base salaries of peer Chief Executive Officers with similar executive responsibilities.

                  The Compensation Committee
                  --------------------------

                  Edwin H. Morgens
                  F. Duffield Meyercord
                  Allan Weingarten

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index and the S&P 400 Computer and Electronics Retail Index for the period commencing December 31, 1997 and ending December 31, 2002 where $100 was invested on December 31, 1997.



                                 [GRAPH OMITTED]



                                                                                    INDEXED RETURNS
                                                      Base                           Years Ending
                                                     Period
Company / Index                                       Dec97           Dec98      Dec99      Dec00      Dec01      Dec02
-------------------------------------------------- ------------ ------------ ---------- ---------- ---------- ----------
PROGRAMMERS PARADISE INC                               100           134.67      81.33      27.33      28.80      21.01
S&P MIDCAP 400 INDEX                                   100           119.12     136.65     160.57     159.60     136.44
S&P 400 COMPUTER & ELECTRONICS RETAIL                  100           136.75     206.63     178.79     344.49     281.25


REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter (the "Audit Committee Charter"). The Audit Committee Charter was attached as Exhibit A to the Company's Proxy Statement for the 2002 Annual Meeting of Shareholders. The duties and responsibilities of public company audit committees have been the subject of several recent rulemaking initiatives of the Securities and Exchange Commission and The NASDAQ Stock Market. At such time as these rulemaking initiatives are finalized, the Board of Directors will amend the Audit Committee Charter in order to reflect the new scope of the Audit Committee's duties and responsibilities. The Audit Committee believes that it is in full compliance with all regulatory requirements that are currently applicable to it.

In the course of fulfilling its responsibilities during fiscal year 2002, the Audit Committee has:

    o reviewed and discussed with management the audited financial statements for the year ended December 31, 2002;

    o discussed with representatives of Amper, Politziner & Mattia P.A. (the "Independent Auditor") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

    o received the written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended;

    o discussed with the Independent Auditor its independence from the Company and management; and

    o considered whether the provision by the Independent Auditor of non-audit services is compatible with maintaining the Independent Auditor's independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

The Audit Committee Charter provides that one duty of the Audit Committee is to provide advice to the Board of Directors in selecting, evaluating and replacing the independent auditors. In performing that duty, the Audit Committee evaluated firms that provided proposals to serve as Programmer's Paradise, Inc.'s independent auditors for 2003 and recommended that the Board of Directors appoint Amper, Politziner & Mattia P.A. The Board of Directors agreed with this recommendation and, accordingly, appointed Amper, Politziner & Mattia as Programmer's Paradise, Inc.'s independent auditors for 2003.


                                                      Respectfully submitted,
                                                      F. Duffield Meyercord
                                                      Allan Weingarten
                                                      Edwin H. Morgens

INFORMATION REGARDING CHANGE OF INDEPENDENT AUDITORS

The Audit Committee annually considers and recommends to the Board of Directors the selection of the Company's independent auditors. As recommended by the Audit Committee, the Board of Directors on April 16, 2002 decided to no longer engage Ernst & Young LLP as the Company's independent auditors and engaged Amper, Politziner & Mattia P.A. to serve as the Company's independent auditors for 2002.

Ernst & Young LLP's reports on the Company's consolidated financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young LLP's report on the Company's consolidated financial statements for 2001 does not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 2000 and 2001 and through April 16, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

During fiscal 2000 and 2001 and through March 8, 2002, the Company did not consult Amper, Politziner & Mattia P.A. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Programmer's Paradise, Inc.'s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, has appointed Amper, Politziner & Mattia P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003. In addition to performing the audit of the Company's consolidated financial statements, Amper, Politziner & Mattia P.A. has provided various other services during fiscal 2002. The aggregate fees billed for fiscal 2002 for each of the following categories of services are set forth below:

Audit Fees. The aggregate fees billed for professional services rendered by Amper, Politziner & Mattia P.A. for the year ended December 31, 2002 for the audit of the Company's financial statements for the year ended December 31, 2002 were $67,000.

Audit-Related Fees. There were no audit-related fees billed by Amper, Politziner & Mattia P.A. for financial information system design and implementation services during 2002.

Tax Fees. The aggregate fees billed for professional services rendered by Amper, Politziner & Mattia P.A. during fiscal 2002 for tax compliance, tax advice and tax planning were $10,000.

All Other Fees. The aggregate fees billed for professional services rendered by Amper, Politziner & Mattia P.A. during fiscal 2002 for services other than those described under "Audit Fees," "Audit-Related Fees" and "Tax Fees" were $12,500. All other fees in 2002 consisted principally of other audit fees related to the Company's defined contribution plan.

The Audit Committee has reviewed summaries of the services provided by Amper, Politziner & Mattia P.A. and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Amper, Politziner & Mattia P.A.


GENERAL

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons designated therein as proxy appointees.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy material which may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Company's Common Stock held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, telecopy or telegraph. The Company does not expect to pay its officers or employees any compensation for the solicitation of proxies.

The Annual Report on Form 10-K to Stockholders for the fiscal year ended December 31, 2001 has been forwarded to all stockholders. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies. The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests for copies of such report should be directed to Simon F. Nynens, Chief Financial Officer, Programmer's Paradise, Inc, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY'S 2004 ANNUAL MEETING PROXY STATEMENT AND PROXY CARD

Any Stockholder proposal to be considered by us for inclusion in the Company's 2004 proxy statement and form of proxy card for next year's Annual Meeting of Stockholders, expected to be held in June 2004, must be received by the Company's Secretary at the Company's principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702, no later than December 31, 2003 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholders proposals are required to be included in a proxy statement.

OTHER  STOCKHOLDER  PROPOSALS  FOR  PRESENTATION  AT THE  COMPANY'S  2004 ANNUAL
MEETING

For any proposal that is not submitted for inclusion in next year's proxy statement (as described above) but is instead sought to be presented directly at the 2004 annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (a) receives notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and the Company advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2004 annual meeting should be addressed to the Company's Secretary at the Company's principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702.

                                        By Order of the Board of Directors,

                                        William H. Willett, Chairman
                                        and Chief Executive Officer

April 30, 2003

                                                                      PROXY CARD
                                                                      ----------


                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints WILLIAM H. WILLETT and SIMON F. NYNENS with the power to appoint their substitutes, and hereby authorizes them to represent and to vote on behalf of the undersigned all the shares of common stock par value $.01 per share (the "Common Stock"), of Programmer's Paradise, Inc., held of record by the undersigned on April 28, 2003, at the Annual Meeting of Stockholders to be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, on June 24, 2003 at 10:00 AM, local or any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt whereof is hereby acknowledged).

1.   ELECTION OF DIRECTORS

         FOR all nominees listed below [_] WITHHOLD AUTHORITY to vote for nominees listed below [_] (except as marked to the contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

     ---------------------------------------------------------------------------

     WILLIAM H. WILLETT, F. DUFFIELD MEYERCORD, EDWIN H. MORGENS, ALLAN WEINGARTEN, JAMES W. SIGHT AND MARK T. BOYER

2. In their discretion the Proxies are authorized to vote upon such other business as may properly be brought before the Meeting.

                            (continued, and to be executed, on the reverse side)

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.

         I will [_] will not [_] attend this Meeting.


                                               Dated: ____________________, 2003



                                       -----------------------------------------
                                       SIGNATURE


                                       -----------------------------------------
                                       SIGNATURE IF HELD JOINTLY.


     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS